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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 21, 1995

                          DLJ MORTGAGE ACCEPTANCE CORP.
(as depositor under a Pooling and Servicing Agreement, dated as of November 1, 1995, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1995-Q7)



                     DLJ Mortgage Acceptance Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      33-37812                13-3460894
----------------------------        -------------           -----------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)


        140 Broadway
        New York, New York                                             10005
        ---------------------                                       ----------
        (Address of Principal                                       (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 504-3000



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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          For a description of the Certificates and the Mortgage Pool, refer to the Pooling and Servicing Agreement.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          EXHIBIT NO.         DESCRIPTION
          -----------         -----------
          4.1                 Pooling and Servicing Agreement, dated as of
                              November 1, 1995, among DLJ Mortgage Acceptance
                              Corp., as depositor, Temple-Inland Mortgage
                              Corporation, as master servicer, and Bankers Trust
                              Company, as trustee, Mortgage Pass-Through
                              Certificates, Series 1995-Q7.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DLJ MORTGAGE ACCEPTANCE CORP.

                              By:  N. Dante LaRocca
                                   Senior Vice President


Dated:  November 21, 1995



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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION                                 FORMAT
-----------         -----------                                 ------

4.1                 Pooling and Servicing Agreement,             P*
                    dated as of November 1, 1995, among
                    DLJ Mortgage Acceptance Corp., as
                    depositor, Temple-Inland Mortgage
                    Corporation, as master servicer, and
                    Bankers Trust Company, as trustee,
                    Mortgage Pass-Through Certificates,
                    Series 1995-Q7.

____________________

* The Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement has been filed on paper pursuant to a continuing hardship exemption from certain electronic filing requirements.